UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2025 (September 18, 2025)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Cox Road, Suite 110, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(888) 482-8068
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2025, the Board of Directors (the “Board”) of ASGN Incorporated (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended, the “Bylaws”). Among certain other technical, conforming, modernizing and clarifying changes, the amendments contained in the Bylaws:

•Enhance procedural mechanics in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including requiring a stockholder of record present in person at the meeting to submit such nomination or proposal and specifying that the deadline for advance notice of proposals for an annual meeting of stockholder will generally be the same as that for nominations, which is not later than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Accordingly, business proposals for the 2026 annual meeting of stockholders must be delivered to the Secretary not earlier than the close of business on February 12, 2026 and not later than the close of business on March 14, 2026.

•Enhance disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including, without limitation, requiring certain additional background and ownership information and disclosures regarding proposing and nominating stockholders and other persons related to or participating in a stockholder’s solicitation of proxies.

•Require stockholder nominees to complete a questionnaire to provide certain background information and representation and representations regarding disclosure of voting or compensation arrangements, compliance with the Company’s policies and guidelines and intent to serve the entire term.

•Add procedural mechanics for stockholders to call special meetings of stockholders or act by written consent.

•Update provisions relating to calling and notices of special Board meetings.

•Clarify procedures for director and officer resignations.

•Update procedures governing stock transfers and record date setting.

•Update the Company’s indemnification obligations regarding directors and officers.

•Make various other updates, including ministerial and conforming changes, and changes in furtherance of gender neutrality.

The Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws of ASGN Incorporated, effective September 18, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

Date: September 22, 2025	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
Senior Vice President, Chief Legal Officer and Secretary